UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2025

 Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40641	83-3492907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 452-4825

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 10, 2025, the Company received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that stated the Staff’s belief that the Company is a public shell” and the continued listing of its securities is no longer warranted. In the Notice, the Staff explained that it based this belief on its review of the Company’s public disclosures and materials submitted to the Staff by the Company. The Staff further stated that such belief is supported by the Company’s lack of revenue generating assets and the substantial reduction in employees and operations since the fiscal year ended October 31, 2023. The Staff further cited that as reported in the Company’s Quarterly Report on Form 10-Q filed on September 16, 2025, 87.7% of the Company’s assets are patents and technology that don’t have definitive plans for commercialization and that the Company reported under $400,000 in revenue for the nine months ended July 31, 2025, compared to $6.1 million for the 9 months ended July 31, 2024. The Notice further advised that, unless the Company timely requests an appeal of the Staff’s determination before a Hearings Panel (the “Panel”), it would be subject to delisting.

The Company believes that it is an operating company and disagrees with Nasdaq’s view regarding the Company’s status as a “public shell” and accordingly, intends to timely appeal the Staff’s determination. The appeal will automatically stay any suspension or delisting action pending the hearing and the expiration of any additional extension period that may be granted by the Panel pursuant to the hearing. There can be no assurance that the Company’s appeal of the delisting determination will be successful, or that, if successful, the Company will be able to maintain compliance with all applicable listing criteria.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 14, 2025	Kaival Brands Innovations Group, Inc.

	By:	/s/ Mark Thoenes
Mark Thoenes
Chief Executive Officer